The Advisors’ Inner Circle Fund III

FS Multi-Strategy Alternatives Fund

(the “Fund”)

Supplement Dated April 17, 2023 to:

•	the Fund’s Prospectus, dated April 12, 2022, as supplemented; and
•	the Fund’s Summary Prospectus, dated May 3, 2022, as supplemented.

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and should be read in conjunction with the Prospectus and Summary Prospectus.

The Board of Trustees of The Advisors’ Inner Circle Fund III has approved the appointment of Waterfall Asset Management, LLC to serve as an underlying manager to the Fund, effective on or about April 17, 2023 (the “Effective Date”). Accordingly, as of the Effective Date, the Fund’s Prospectus and Summary Prospectus are hereby amended and supplemented as follows:

1. In the “Principal Investment Strategies” section of the Summary Prospectus and Prospectus, the following is added as a new, final row to the table setting forth the Fund’s underlying managers:

Underlying Manager	Strategy

Waterfall Asset Management, LLC (“Waterfall”)

Waterfall invests in ABS and implements a relative-value methodology to seek absolute returns as well as low volatility and low correlation relative to traditional equity and fixed income markets. Waterfall may invest in a wide variety of ABS, including residential ABS, commercial ABS and U.S. Small Business Administration ABS, among others. Waterfall seeks to identify performing and distressed credit opportunities by evaluating sector trends and special situations involving distressed issuers through quantitative analysis, stress testing, and its proprietary bond surveillance program. Waterfall may use derivatives to hedge interest rate and currency risks and swap fixed to floating rate cash flows when targeting shorter durations or increased exposure to floating interest rates.

Corporate High Yield Asset-Backed Securities

2. In the “Principal Investment Strategies” section of the Summary Prospectus and Prospectus, the following disclosure is added as a new, final bullet point under the heading “Principal Strategies — Underlying Managers”:

•	“Corporate High Yield” strategies seek to generate a combination of high current net income and capital appreciation by investing principally in below-investment grade fixed income securities.

3. In the “Principal Risks” section of the Summary Prospectus and Prospectus, the phrase “MBS are subject to certain risks” following “Mortgage-Backed and Other Asset-Backed Securities Risk” is deleted and replaced with the following:

MBS and other ABS are subject to Credit/Default Risk, Interest Rate Risk, and Prepayment Risk, which are discussed elsewhere in this “Principal Risks” section, as well as the risk of declining values of underlying collateral assets. Small movements in interest rates may dramatically affect the value of certain mortgage- and asset-backed securities. The following provides additional information on certain of these and other risks associated with investments in MBS and ABS.

4. In the “Investment Advisers” section of the Summary Prospectus and Prospectus, the third paragraph is deleted and replaced with the following:

Chilton Investment Company, LLC, MidOcean Credit Fund Management, L.P., Crabel Capital Management, LLC, Mariner Investment Group, LLC and Waterfall Asset Management, LLC are the Underlying Managers (and sub-advisers) for the Fund.

5. In the “Investment Adviser” section of the Prospectus, under the heading “Underlying Manager(s) – Multi-Manager Arrangements – FS Multi-Strategy Alternatives Fund,” the following is added as a new, final bullet point:

•	Waterfall Asset Management, LLC (“Waterfall”), located at 1251 Avenue of the Americas, 50th Floor, New York, NY, 10020, an investment adviser registered with the SEC, serves as a sub-adviser to a portion of the Multi-Strategy Fund’s portfolio. Founded in 2005, Waterfall had approximately $16.3 billion in assets under management as of December 31, 2022.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CHI-SK-033-0100

The Advisors’ Inner Circle Fund III

FS Multi-Strategy Alternatives Fund

(the “Fund”)

Supplement Dated April 17, 2023

to the Fund’s Statement of Additional Information,

dated April 12, 2022, as supplemented

This supplement provides new and additional information beyond that contained in the Statement of Additional Information, and should be read in conjunction with the Statement of Additional Information.

A. The Board of Trustees of The Advisors’ Inner Circle Fund III has approved the appointment of Waterfall Asset Management, LLC to serve as an underlying manager to the Fund, effective on or about April 17, 2023 (the “Effective Date”). Accordingly, as of the Effective Date, the Fund’s Statement of Additional Information is hereby amended and supplemented as follows:

1. In the “Investment Management and Other Services” section, the following is added as a new, final bullet point under the heading “Investment Managers”:

•	Waterfall Asset Management, LLC

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CHI-SK-034-0100